United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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Virtus Total Return Fund Inc.

(Name of Registrant as Specified In Its Charter)

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DUFF & PHELPS SELECT ENERGY MLP FUND INC. (“DSE”)
VIRTUS GLOBAL DIVIDEND & INCOME FUND INC. (“ZTR”)
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND (“VGI”)
VIRTUS TOTAL RETURN FUND INC. (“ZF”)
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on May 22, 2018
Notice is hereby given to the shareholders of Duff  & Phelps Select Energy MLP Fund Inc., a Maryland Corporation, Virtus Global Dividend & Income Fund Inc., a Maryland corporation, Virtus Global Multi-Sector Income Fund, a Delaware statutory trust1, and Virtus Total Return Fund Inc., a Maryland corporation (each, a “Fund” and together, the “Funds”) that the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) will be held at 1540 Broadway, 8th Floor, New York, NY 10036 on May 22, 2018 at 9:30 a.m. (Eastern Time). The Annual Meeting is being held for the following purposes:
1.
To elect directors of each Fund in the following manner:

a.
Elect George R. Aylward as a Class III trustee of VGI by the holders of VGI’s common stock (“Proposal 1a”);

b.
Elect Philip R. McLoughlin as a Class III trustee of VGI by the holders of VGI’s common stock (“Proposal 1b”);

c.
Elect George R. Aylward as a Class III director of DSE by the holders of DSE’s common and preferred stock, voting together as a single class (“Proposal 1c”);

d.
Elect Philip R. McLoughlin as a Class III director of DSE by the holders of DSE’s common and preferred stock, voting together as a single class (“Proposal 1d”);

e.
Elect James M. Oates as a Class I director of ZF by the holders of ZF’s common stock (“Proposal 1e”);

f.
Elect James B. Rogers, Jr. as a Class I director of ZF by the holders of ZF’s common stock (“Proposal 1f”);

g.
Elect James M. Oates as a Class I director of ZTR by the holders of ZTR’s common stock (“Proposal 1g”); and

h.
Elect James B. Rogers, Jr. as a Class I director of ZTR by the holders of ZTR’s common stock (“Proposal 1h”).

2.
To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF DIRECTORS (THE “BOARD”) OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE IDENTIFIED IN PROPOSALS 1a THROUGH 1h.

(1)
The members of the Board of Virtus Global Multi-Sector Income Fund are Trustees, as that Fund is organized as a statutory trust; however, for the purpose of improving the readability of this notice and proxy statement, they refer to “Directors” when referencing any Board members.

The Board has fixed the close of business on April 2, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Annual Meeting.
By order of the Board,
/s/ William Renahan

William Renahan
Secretary
Duff  & Phelps Select Energy MLP Fund Inc.
Virtus Global Dividend & Income Fund Inc.
Virtus Global Multi-Sector Income Fund
Virtus Total Return Fund Inc.
Chicago, Illinois
April 17, 2018
IMPORTANT:

Shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Annual Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting and elect to vote in person.

DUFF & PHELPS SELECT ENERGY MLP FUND INC. (“DSE”)
VIRTUS GLOBAL DIVIDEND & INCOME FUND INC. (“ZTR”)
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND (“VGI”)
VIRTUS TOTAL RETURN FUND INC. (“ZF”)
PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 22, 2018

This Proxy Statement is furnished in connection with the solicitation by each Board of Directors (the “Board”) of Duff  & Phelps Select Energy MLP Fund Inc., a Maryland Corporation, (“DSE”), Virtus Global Dividend & Income Fund Inc., a Maryland corporation (“ZTR”), Virtus Global Multi-Sector Income Fund, a Delaware statutory trust (“VGI”), and Virtus Total Return Fund Inc., a Maryland corporation (“ZF”) (each, a “Fund” and together, the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) to be held at 1540 Broadway, 8th Floor, New York, NY 10036 at 9:30 a.m. (Eastern Time). If you need to obtain directions to be able to attend the Annual Meeting and vote in person, please contact us at 1-866-270-7788.
This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting, and the proxy card are first being mailed to shareholders on or about April 17, 2018.
Summary of Proposals to be Voted Upon
Proposal		Fund and Classes of Shareholders Entitled to Vote
1a	Elect George R. Aylward as a Class III trustee of VGI	VGI common stock
1b	Elect Philip R. McLoughlin as a Class III trustee of VGI	VGI common stock
1c	Elect George R. Aylward as a Class III director of DSE	DSE common and preferred stock, voting together as a single class
1d	Elect Philip R. McLoughlin as a Class III director of DSE	DSE common and preferred stock, voting together as a single class
1e	Elect James M. Oates as a Class I director of ZF	ZF common stock
1f	Elect James B. Rogers, Jr. as a Class I director of ZF	ZF common stock
1g	Elect James M. Oates as a Class I director of ZTR	ZTR common stock
1h	Elect James B. Rogers, Jr. as a Class I director of ZTR	ZTR common stock
The Annual Meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Annual Meeting is in the best interest of the shareholders of each Fund. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by any other Fund of such proposal if the shareholders of such other Fund approve the proposal.
All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each respective Fund’s common stock of beneficial interest (“Common Shares”) and DSE’s preferred stock (“Preferred Shares”) will be voted “FOR” Proposals 1a through 1h, as appropriate. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Funds (addressed to the Secretary at the principal executive office of the Funds, 101 Munson Street, Greenfield, MA 01301-9668). However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Common Shares or Preferred Shares represented thereby will be voted in accordance with specifications therein.
Only shareholders or their duly appointed proxy holders can attend the Annual Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Common Shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the Common Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Annual Meeting, you should also bring a legal proxy card from your broker, a process that may take several days.
Each of VGI, ZF and ZTR have only Common Shares as outstanding voting securities of each respective Fund. DSE has both Common Shares and Preferred Shares outstanding. The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on April 2, 2018 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Common Share or DSE Preferred Share (or fractional vote for each fractional share) registered in his or her name. As of the Record Date, 26,185,712 Common Shares of DSE, 1,400,000 Preferred Shares of DSE, 24,494,129 Common Shares of ZTR, 11,294,944 Common Shares of VGI, and 21,527,388 Common Shares of ZF were outstanding and entitled to be voted with respect to that Fund.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 22, 2018: The Proxy Statement for the Annual Meeting is also available at www.proxy-direct.com/vir-29737. Each Fund will furnish, without charge, a copy of its respective annual report for the fiscal year ended November 30, 2017 or December 31, 2017, as applicable, and more recent shareholder reports, if any, to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to the attention of the Fund’s Secretary, 101 Munson Street, Greenfield, MA 01301-9668.
1.   ELECTION OF DIRECTORS
Background
With respect to each Fund, the Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Directors of the Fund are divided into three classes, and are elected to serve three-year staggered terms. Each year, the term of office of one class expires.
Effect of the Approval of Proposals 1a Through 1h
If each of Proposals 1a through 1h is approved, the respective nominee would be elected as Director effective as of the Annual Meeting. He would continue to serve on the Board as the respective Class III or Class I Director, as applicable, for an additional term of three years, and until his successor has been duly elected and qualified.
Election of VGI Trustees (Proposals 1a and 1b)
At the meeting, holders of VGI Common Shares are entitled to elect two trustees for a term ending in 2021, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are elected and qualified. A majority of votes cast at the meeting by the holders of VGI Common Shares is necessary to elect those trustees, provided a quorum is present. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a trustee candidate has received a majority of votes cast.
Election of DSE Directors (Proposals 1c and 1d)
Pursuant to DSE’s charter documents, two of the Fund’s Directors are to be elected solely by holders of the Preferred Shares, voting as a single class. Messrs. Oates and Zino are the two Directors of DSE that the Board has previously designated to be elected solely by the Fund’s Preferred Shares, voting as a separate class.
At the meeting, holders of DSE Common Shares and Preferred Shares, voting as a single class, are entitled to elect two directors for a term ending in 2021, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DSE Common Shares and Preferred Shares, voting as a single class, as to the director representing the Common Shares and Preferred Shares is necessary to elect those directors, provided a quorum is present. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.
Election of ZF Directors (Proposals 1e and 1f)
At the meeting, holders of ZF Common Shares are entitled to elect two directors for a term ending in 2021 to serve until the annual meeting of shareholders in that year and until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of ZF Common Shares is necessary to elect those directors, provided a quorum is present. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.
Election of ZTR Directors (Proposals 1g and 1h)
At the meeting, holders of ZTR Common Shares are entitled to elect two directors for a term ending in 2021 to serve until the annual meeting of shareholders in that year and until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of ZTR Common Shares is necessary to elect those directors, provided a quorum is present. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.
ADDITIONAL INFORMATION ABOUT
PROPOSALS 1a THROUGH 1h
The holders of each Fund’s Common Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to Proposals 1a, 1b, 1e, 1f, 1g, or 1h, as applicable The holders of DSE’s Common Shares and Preferred Shares will each have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to Proposals 1c and 1d.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Director Nominee described in Proposals 1a through 1h.
Background and additional information concerning the current Directors and the Nominees is set forth in the tables that follow. The “Interested” Director is indicated by an asterisk(*). Independent Directors are those who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of  (i) the Funds, (ii) the Funds’ investment advisers (Virtus Investment Advisers, Inc. or Virtus Alternative Investment Advisers, Inc., each an “Adviser”) or subadvisers (Duff  & Phelps Investment Management Co., Kayne Anderson Rudnick Investment

Management, LLC, and Newfleet Asset Management, LLC, each a “Subadviser”), or (iii) a principal underwriter of the Funds, and who satisfy the requirements contained in the definition of  “independent” as defined in the 1940 Act (the “Independent Directors”).
Information About the Nominees and Continuing Directors
INFORMATION ABOUT THE DIRECTORS
Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director(3)	Other Directorships/ Trusteeships Held During Past Five Years
Independent Directors
Philip R. McLoughlin Year of Birth: 1946	Director and Chairman	Class II Director of ZF and ZTR since 2016, term expires at the 2019 Annual Meeting Class III Director of DSE since 2014 and VGI since 2011, nominee for term expiring at the 2021 Annual Meeting	Private investor (since 2010)	94	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Family (74 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); and Chairman and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios)
William R. Moyer Year of Birth: 1944	Director	Class II Director of ZF since 2017 and ZTR since 2016, term expires at the 2019 Annual Meeting Class II Director of DSE since 2014 and VGI since 2011, term expires at the 2020 Annual Meeting	Private investor (since 2004); Financial and operations principal (2006 – 2017), Newcastle Distributors LLC (broker dealer)	4	Trustee (2013 – 2016), Virtus Alternative Solutions Trust (4 portfolios)

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director(3)	Other Directorships/ Trusteeships Held During Past Five Years
Independent Directors
James M. Oates Year of Birth: 1946	Director	Class I Director of ZF and ZTR since 2016, nominee for term expiring at the 2021 Annual Meeting Class II Director of DSE (elected solely by shareholders of Preferred Shares voting as a single class) since 2014 and of VGI since 2013, term expires at the 2020 Annual Meeting	Managing Director (since 1994), Wydown Group (consulting firm)	90	Trustee (since 1987), Virtus Mutual Fund Family (74 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (1999 to 2014), Connecticut River Bank; Director (2002 – 2014), New Hampshire Trust Company; Trustee (since 2005) and Chairman (2005 to 2016), John Hancock Fund Complex (227 portfolios); Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 − 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); and Trustee (since 2016), Virtus Variable Insurance Trust (9 portfolios)
James B. Rogers, Jr. Year of Birth: 1942	Director	Class I Director of ZF since 1986 and ZTR since 1988, nominee for term expiring at the 2021 Annual Meeting Class I Director DSE and VGI since 2016, term expires at the 2019 Annual Meeting	Private investor (since 1980)	4	Director (since 2017), JSC AgroGard-Finance; Director (since 2016), Crusader Resources Limited; Director (since 2014), First China Financial Network Holdings Limited; Director (since 2014), Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2012), Geo Energy Resources Limited; Director (since 2009), 2009 Holdings Pte Ltd.; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments)
R. Keith Walton Year of Birth: 1964	Director	Class III Director of ZF and ZTR since 2004, term expires at the 2020 Annual Meeting Class I Director DSE and VGI since 2016, term expires at the 2019 Annual Meeting	Executive Vice President, Strategy (since 2017), Zero Mass Water, LLC; Partner/Chief Administrative Officer, Global Infrastructure (since 2006); Vice President, Strategy, Arizona State University (2013 − 2017); Vice President − Global Government Affairs (2010 − 2013), Alcoa	4	Director, Systematica Investments Limited Funds (since 2012); Director, certain funds advised by Bessemer Investment Management LLC (since 2016); Director, BlueCrest Capital Management Limited Funds (2006 – 2016); Trustee (2014 to 2017), AZ Service

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director(3)	Other Directorships/ Trusteeships Held During Past Five Years
Brian T. Zino Year of Birth: 1952	Director	Class III Director of ZF and ZTR since 2014, term expires at the 2020 Annual Meeting Class I Director of DSE (elected solely by shareholders of Preferred Shares voting as a single class) and VGI since 2016, term expires 2019 Annual Meeting	Various roles at J. & W. Seligman & Co. Incorporated (1982 − 2008) including President (1994 − 2008)	4	Trustee (since 2011), Bentley University
Interested Director
George R. Aylward* Year of Birth: 1964	Director, President and Chief Executive Officer	Class II Director of ZF and ZTR since 2006, term expires at the 2019 Annual Meeting Class III Director of DSE since 2014 and VGI since 2011, term expires at 2018 Annual Meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005)	92	Trustee (since 2006), Virtus Mutual Fund Family (74 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios)
Advisory Board Member(4)
Advisory Member
William H. Wright II Year of Birth: 1960	Advisory Member	Advisory Member since 2016, term expires in 2019	Retired	4	Managing Director, Investment Banking (1982 – 2010), Morgan Stanley
*
Mr. Aylward is an “interested person” as defined in the 1940 Act by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates.

(1)
The business address of each current Director is c/o (the applicable Fund), 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)
Each Director currently serves a one to three-year term concurrent with the class of Directors for which he serves.

(3)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which an Adviser or an affiliate of an Adviser, including the Subadvisers, serves as investment adviser.

(4)
Mr. Wright serves as the one member of each Fund’s Advisory Board. He was appointed to one three-year term that expires in 2019. He is not a voting member of any of the Funds’ Boards of Directors and he provides advice to the Boards, as requested.

Director Nominee Qualifications
Each Board has determined that each Director and Director Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Director were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Director, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, personal attributes and expertise, and (vi) familiarity with the Fund or its service providers. In respect of each Director and Director Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund.
Following is a summary of various qualifications, experiences and skills of each Director and Director Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of a Director and Director Nominee do not constitute the holding out of any Director or Director Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.
George R. Aylward.   In addition to his positions with the Funds, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of other closed-end funds managed by the Adviser and its affiliates.
Philip R. McLoughlin.   Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002.
William R. Moyer.   Mr. Moyer has substantial experience in the asset management and accounting industries. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is predecessor to what is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.
James M. Oates.   Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as a trustee of a large family of mutual funds unaffiliated with the Funds.
James B. Rogers, Jr.   Mr. Rogers brings significant financial and economic experience to the Board, and provides innovative business insight to assist the Board and its committees. Mr. Rogers co-founded the Quantum Fund, is the author of several books, and also is a financial commentator worldwide.

R. Keith Walton.   Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School.
Brian T. Zino.   Mr. Zino’s extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies.
Required Vote
The election of the Trustee Nominees to the Board of VGI requires a majority of the votes cast on the matter by the shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of the Director Nominees to the Board of DSE requires a plurality of the votes cast on the matter by the holders of shares of the Fund’s Common Shares and Preferred Shares voting together as a single class present in person or represented by proxy at a Meeting at which a quorum is present.
The election of the Director Nominees to the Boards of ZF and ZTR, respectively, each require a plurality of the votes cast on the matter by the shareholders of that Fund at the Annual Meeting, provided a quorum is present.
THE FUNDS’ BOARDS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE IN PROPOSALS 1a through 1h.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.
ADDITIONAL INFORMATION ABOUT
DIRECTORS AND OFFICERS
Leadership Structure of the Boards of Directors
The primary responsibility of each Board is to represent the interests of the Funds and to provide oversight of the management of each Fund. The Funds’ day-to-day operations are managed by the Advisers, the Subadvisers, and other service providers which have been approved by the Board. Generally, a Board acts by majority vote of all the Directors, including a majority vote of the Independent Directors if required by applicable law.
In addition to four regularly scheduled meetings per year, each Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, each Board has established standing committees to assist each Board in performing its oversight responsibilities, and each such committee has a chairperson. A Board may also designate working groups or ad hoc committees as it deems appropriate.
Mr. McLoughlin serves as Chairman of each Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Funds’ service providers, officers, legal counsel, and the other Directors. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Funds’ Declaration of Trust, Charter and/or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
Each Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Director due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., and (b) the passage of time. The same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus. Because of this balance, it is believed that Mr. McLoughlin and Mr. Moyer each have the ability to provide independent oversight of the Funds’ operations within the context of his detailed understanding of the perspective of the Advisers and the Funds’ other service providers. Each Board therefore considers leadership by Mr. McLoughlin (and service by Mr. Moyer) as enhancing the Board’s ability to provide effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.
Each Board also believes that having a super-majority of Independent Directors is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, each Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in each Board’s view, crucial elements in its decision-making process. In addition, each Board believes that Mr. Aylward, who is currently the President of each of the Advisers, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Advisers who provide services to the Funds, provides each Board with the Advisers’ perspective in managing and sponsoring other Virtus registered Funds as well as the perspective of other service providers to the Funds. The leadership structure of each Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Board’s Role in Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, each Board oversees the management of each Fund’s risk management structure by each of the Fund’s Advisers, Subadvisers, administrator, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. Each Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each Board and its committees, and within the context of any ad hoc communications with the Funds’ service providers and officers. The Fund’s Advisers, Subadvisers, administrator, officers and legal counsel prepare regular reports to each Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
Each Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Fund and representatives of the Subadvisers meet with each Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
Each Board receives regular written reports from the Funds’ Chief Financial Officer (“CFO”) that enable the Board to monitor the number of fair valued securities in each Fund’s portfolio; and Board members have the ability to discuss with the CFO the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
Each Board also receives regular compliance reports prepared by the compliance staff of the Advisers and the Subadvisers, and meets regularly with the Funds’ Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Directors meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Advisers, provide the Board with reports on their examinations of functions and processes within the Advisers and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Funds and approves such procedures as appropriate for certain of the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of each Fund’s advisory, subadvisory and administration agreements, each Board reviews information provided by the Advisers, the Subadvisers and administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
Each Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Committees of the Board
Each Board has established a number of standing committees to oversee particular aspects of each Fund’s management. These are:
Audit Committee.   Each Board has adopted a written charter for each Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing each Fund’s accounting and auditing policies and practices. The Audit Committee reviews each Fund’s financial reporting procedures, system of internal control, the independent audit process, and each Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Directors, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee’s current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino. Mr. Zino is the Committee’s Chairman. The Board has determined that Brian T. Zino possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated Mr. Zino as the Audit Committee’s financial expert.
In accordance with proxy rules promulgated by the SEC, the Funds’ Audit Committee charter is being filed as an exhibit to this Proxy Statement, and is available at:
https://www.virtus.com/assets/files/17c/vcef-audit-committee-charter.pdf.
Nominating and Governance Committee.   Each Board has adopted a written charter for each Fund’s nominating and governance committee (the “Nominating and Governance Committee”). The Nominating and Governance Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Directors including as Independent Directors and annually evaluating the Board and Committees.
The Nominating and Governance Committee considers candidates for directorship and makes recommendations to each Board with respect to such candidates. There are no specific required qualifications for directorship. The committee considers all relevant qualifications of candidates for directorship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Director. Each Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for directorship in this context.
Each Board has adopted a policy for consideration of Director nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 5% of the shares of a class of the Fund for which the Director nominee is submitted. Shareholder nominees for Director will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.
The Nominating and Governance Committee is currently composed entirely of Independent Directors; its current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino. Mr. Oates is the Committee’s Chairman.

In accordance with proxy rules promulgated by the SEC, the Funds’ Nominating and Governance Committee charter is available at:
https://www.virtus.com/assets/files/17b/nominating_committee_charter.pdf.
Compliance, Investment and Transition Committees.   Each Board has one of each of these three additional committees and each of these committees operates pursuant to a written charter that they have adopted. The purpose of the Investment Committee is to assist the Boards of the Funds in their oversight role with respect to the investment performance of the Funds by (1) monitoring and reviewing the investment performance of the Funds and (2) reviewing investment-related issues and activities involving the investment advisers and subadvisers to the Funds, including investment strategy and investment personnel. The purpose of the Compliance Committee is to assist the Boards of the Funds in their oversight role with respect to Fund compliance matters. The Transition Committee is a temporary committee and its purpose is to assist the Boards of the Funds in the Board consolidation among the Virtus Closed-End Funds and Zweig Funds (“Board Consolidation”) and facilitate the efficient transition of Board members during and after the Board Consolidation.
Each of the Compliance and Investment Committees is currently composed entirely of Independent Directors; their current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino. The Compliance Committee’s Chairman is Mr. Walton and Mr. Rogers is Chairman of the Investment Committee. The Transition Committee is composed entirely of Independent Directors and its members are Philip R. McLoughlin and R. Keith Walton. Mr. Walton is the Transition Committee’s Chairman.
Non-Director Officers of the Funds
The officers of the Funds are appointed by the Boards. The officers receive no compensation from the Funds, but are also officers of Virtus or the Funds’ administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Funds, can be found above within the description of the Directors’ background.
Name, Year of Birth and Address1	Position held with the Funds and Length of Time Served2	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2013), Senior Vice President (2011 – 2013, VGI); Executive Vice President (since 2014, DSE)	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006); Executive Vice President (since 2013), Senior Vice President (2008 – 2013) of various Virtus-affiliated funds.
Nancy J. Engberg YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2017, all Funds); Vice President and Chief Compliance Officer (since 2011, VGI, since 2012, ZF and ZTR, and since 2014, DSE)	Vice President (since 2008) and Chief Compliance Officer (2008 – 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2008); Vice President (since 2010), Chief Compliance Officer (since 2011) of various Virtus-affiliated funds.
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016, all Funds), Senior Vice President	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 – 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer

Name, Year of Birth and Address1	Position held with the Funds and Length of Time Served2	Principal Occupation(s) During Past 5 Years
	(2013 – 2016, VGI, ZF and ZTR; 2014 – 2016, DSE), Vice President (2011 – 2013, VGI; 2012 – 2013, ZF and ZTR), CFO and Treasurer (since 2010, ZF and ZTR; since 2011, VGI; since 2014, DSE)	positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 – 2016), Chief Financial Officer and Treasurer (since 2006) of various Virtus-affiliated funds.
William Renahan YOB: 1969	Vice President, Chief Legal Officer, and Secretary (since 2012, all Funds)	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; and a Managing Director, Legg Mason, Inc. and predecessor firms (1999 – 2012).
Short, Julia R. YOB: 1972	Senior Vice President (since 2017, all Funds)	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; and Managing Director, Product Manager (2004 – 2017), RidgeWorth Investments.
(1)
The business address of each officer is c/o Virtus Investment Partners, 100 Pearl Street, Hartford, CT 06103.

(2)
Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require, among other persons, the officers and Directors of the Funds, Advisers and certain affiliates of the Advisers (“Reporting Persons”) to file reports of ownership of each Fund’s securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Funds with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Funds and representations of certain Reporting Persons, each Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year, except that two Form 4s were filed late by James M. Oates. One of the late Form 4s related to one sale of Common Shares of VGI on July 17, 2017; and the other late Form 4 related to three sales of Common Shares of ZF, all of which also occurred on July 17, 2017. Form 4s for all the foregoing transactions have since been filed with the SEC.
Information about the Funds’ Independent Registered Public Accountant
The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Funds’ independent registered public accounting firm. The Funds’ financial statements for the year ended November 30, 2017 and December 31, 2017, as applicable, have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has also been selected to perform the audit of the Funds’ financial statements for the fiscal year ending November 30, 2018 and December 31, 2018, as applicable. Representatives of PwC are not expected to be present at the Annual Meeting.
Audit Committee Report
In connection with the audit of each Fund’s financial statements for the fiscal year ended in 2017, the Audit Committee: (1) reviewed and discussed each Fund’s 2017 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committees recommended to the Boards that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the fiscal year ended in 2017.
The Audit Committee
Philip R. McLoughlin
William R. Moyer
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino (chairman)
The Audit Committee’s Pre-Approval Policies and Procedures
Each Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to each of the Funds on an annual basis require specific pre-approval by each Audit Committee. Each Audit Committee must also approve other non-audit services provided to each of the Funds and those non-audit services provided to the Funds’ affiliated service providers that relate directly to the operations and financial reporting of the Funds. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by a Board without consideration on a specific case-by-case basis.
During the fiscal year ended November 30, 2017 and December 31, 2017, as applicable, all audit, audit-related, tax and non-audit services provided by the Funds’ independent registered public accounting firm to the Advisers or Subadvisers, or any entity controlling, controlled by, or under common control with the Advisers or Subadvisers, were pre-approved by each Fund’s Audit Committee. For more information about the Funds’ independent registered public accounting firm, see “Additional Information—Independent Auditors.”
Shareholder Communications to the Directors
Each Board has adopted the following procedures for shareholders and other persons to send communications to the Board. Shareholders and other persons may mail written communications to the full Board, to committees of the Board or to specified individual Directors in care of the applicable Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Funds will be forwarded to the full Board, the relevant Board committee or the specified individual Director, as applicable, except that the Funds may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Funds or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is purely ministerial in nature.

Beneficial Ownership of Securities
As of April 2, 2018, each Fund’s Directors and executive officers, as a group, owned less than 1% of each of the Fund’s outstanding Common Shares. As of April 2, 2018, the current Directors owned Common Shares of each of the Funds in the following amounts:
	Dollar Range of Equity Securities Owned in				Aggregate Dollar Range of Equity Securities in All Funds Overseen by Directors in Family of Registered Investment Companies*
Name of Director	DSE	ZTR	VGI	ZF
Independent Directors
Philip R. McLoughlin	$1-$10,000	$0	$50,001-$100,000	$10,001-$50,000	Over $100,000
William R. Moyer	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
James M. Oates	Over $100,000	$10,001-$50,000	$0	$0	Over $100,000
James B. Rogers, Jr.	$0	$10,001-$50,000	$0	$10,001-$50,000	$50,001-$100,000
R. Keith Walton	$0	$10,001-$50,000	$0	$10,001-$50,000	$50,001-$100,000
Brian T. Zino	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
Interested Director
George R. Aylward	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
*
The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Board and Committee Meetings
The Funds have not established a policy with respect to Director attendance at annual shareholder meetings. Seven meetings of the Boards were held during the year ended December 31, 2017.
Four meetings of the Audit Committee, two meetings of the Nominating and Governance Committee, four meetings of the Transition Committee, four meetings of the Compliance Committee, and four meetings of the Investment Committee were held during the year ended December 31, 2017.
During the year ended December 31, 2017, each Director of the Funds attended at least 75% of the total number of Board meetings and committee meetings of which such Director was a member.
Director Compensation
The following table provides information regarding the compensation of the Independent Directors for the year ended December 31, 2017.
Name of Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex1
Philip R. McLoughlin	$162,500	N/A	N/A	$700,181
William R. Moyer	$136,413	N/A	N/A	$136,413
James M. Oates	$137,500	N/A	N/A	$396,181
James B. Rogers, Jr.	$137,500	N/A	N/A	$137,500
R. Keith Walton	$162,500	N/A	N/A	$162,500
Brian T. Zino	$147,970	N/A	N/A	$147,970
Advisory Member
William H. Wright II	$76,000	N/A	N/A	$76,000
(1)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Funds’ Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

ADDITIONAL INFORMATION ABOUT
THE ANNUAL MEETING AND THE FUNDS
Further Information About Voting and the Annual Meeting
The presence in person or by proxy of shareholders entitled to vote a majority of each Fund’s Common Shares will constitute a quorum for purposes of Proposals 1a, 1b, 1e, 1f, 1g, and 1h; and of DSE’s Common Shares and Preferred Shares voting together as a single class for Proposals 1c and 1d.
For purposes of Proposals 1a through 1h, abstentions or votes withheld will be counted as shares present at the Annual Meeting for purposes of a quorum. “Broker non-votes” (i.e., shares held by brokers or nominee as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will also be counted as shares present for purposes of a quorum. Broker non-votes will not count as “For” or “Against” the Election of the Directors.
Instructions regarding how to vote via telephone or the Internet are included on the proxy card. The required control number for Internet and telephone voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.
If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of any of the Funds’ shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.
All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on April 2, 2018 as the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Funds on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.
Expenses and Proxy Solicitation
The Funds will bear the expense of the Annual Meeting, including preparation, printing and mailing of the enclosed form of proxy, accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund will bear one-fourth of such expenses, except for mailing expenses, which are paid by each Fund based on its actual mailing expenses to its shareholders. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s Common Shares. In order to obtain the necessary quorum at the

Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Advisers, or their affiliates. The Funds’ officers will not receive any additional compensation for such solicitation. The Funds will bear 100% of solicitation costs.
Advisers and Subadvisers
Virtus Investment Advisers, Inc. (“VIA”) acts as investment adviser to ZF, VGI and ZTR. Virtus Alternative Investment Advisers, Inc. (“VAIA”) serves as DSE’s investment adviser. The Advisers are responsible for overseeing the investment management and administration services provided to each of the Funds. The Advisers are located at 100 Pearl Street, Hartford, CT 06103. VIA has delegated the day-to-day portfolio management of VGI to one Subadviser: Newfleet Asset Management, LLC (“Newfleet”), the day-to-day portfolio management of ZF to two Subadvisers: Newfleet and Duff  & Phelps Investment Management Co. (“Duff  & Phelps”), and the day-to-day portfolio management of ZTR to two Subadvisers: Newfleet and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”). VAIA has delegated the day-to-day portfolio management of DSE to one Subadviser: Duff  & Phelps. Duff  & Phelps is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Newfleet is located at 100 Pearl Street, Hartford, CT 06103. Kayne is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Each Subadviser is an affiliate of Virtus.
Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”), serves as the administrator for the Funds. The Administrator’s principal business office is located at 100 Pearl Street, Hartford, CT 06103. All of the Administrator’s outstanding equity interests are owned by Virtus.
Independent Auditors
Fees
The aggregate fees paid to PwC in connection with each Fund’s annual audit for fiscal years 2017 and 2016 were as follows:
	DSE		VGI
	Fiscal year ended November 30, 2017	Fiscal year ended November 30, 2016	Fiscal year ended November 30, 2017	Fiscal year ended November 30, 2016
Audit Fees	$43,777	$45,525	$29,922	$31,025
Audit-Related Fees*	$2,411	$2,374	$2,411	$2,374
Tax Fees**	$89,766	$145,750	$3,200	$4,200
All Other Fees***	$0	$0	$0	$0
	ZF		ZTR
	Fiscal year ended November 30, 2017	Fiscal year ended December 31, 2016	Fiscal year ended December 31, 2017	Fiscal year ended December 31, 2016
Audit Fees	$25,942	$35,800	$31,220	$35,800
Audit-Related Fees*	$6,387	$7,238	$1,081	$2,378
Tax Fees**	$3,200	$5,200	$0	$5,200
All Other Fees***	$0	$0	$0	$0
*
“Audit-Related Fees” are those related to performance of the audit and review of the Fund’s financial statements not disclosed under “Audit Fees.”

**
“Tax Fees” are those primarily associated with review of the Fund’s tax provision and Regulated Investment Company qualification in connection with audits of the Fund’s financial statements, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income and excise tax returns. For DSE, “Tax Fees” are primarily associated with the Fund’s compliance with being a C Corporation.

***
Includes all non-audit fees.

All of the services described in the table above were approved by each Fund’s Audit Committee pursuant to its policies and procedures.
With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ last two fiscal years on behalf of  (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
Principal Shareholders
As of April 2, 2018, to the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of each Fund’s Common Shares other than as listed in the below table. This information is primarily based on publicly available Schedule 13D and 13G disclosures filed with the SEC.
Title of Class	Name and Address of Beneficial Ownership	No. of Shares	Percent of Class
Preferred Shares of DSE	Massachusetts Mutual Life Insurance Company C/O Barings LLC 1500 Main Street - Suite 2200 PO Box 15189 Springfield, MA 01115-5189	880,000	62.86%
Preferred Shares of DSE	The Guardian Life Insurance Company of America Attn: Timothy Powell Investment Department 9-A 7 Hanover Square New York, NY 10004-2616	520,000	37.14%
Common Shares of DSE	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,741,846	10.47%
Common Shares of ZF	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,313,395	6.10%
Common Shares of VGI	Morgan Stanley 1585 Broadway New York, NY 10036	760,028	6.70%
Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting
This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the Internet at www.proxy-direct.com/vir-29737. These Proxy Materials will be available on the internet through the day of the Annual Meeting.
No Dissenters’ Rights
Shareholders have no rights under applicable law or each Fund’s Charter, Declaration of Trust and/or Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.
Deadline for Shareholder Proposals
Each Fund’s Bylaws contain an advance notice provision, which requires that the respective Fund be given advance notice of shareholder nominations for election to the Board and of other matters which shareholders wish to present for action at an annual meeting of shareholders.

With respect to each respective Fund, any notice of shareholder nominations for election to the Fund’s Board or notice of other matters which shareholders wish to present at the Fund’s 2019 Annual Meeting of Shareholders must be received not later than 5:00 p.m., Eastern Time, on December 28, 2018; provided, however, that in the event that the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Shareholder proposals should be sent to the attention of the Fund’s Secretary, 101 Munson Street, Greenfield, MA 01301-9668. Any such proposal received either prior to or after such dates will be considered untimely and will be excluded from consideration at the next annual meeting. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting. The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund’s Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. A copy of each Fund’s Bylaws is available on the website of the SEC at http://www.sec.gov.
Other Matters
The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Adjournment
In the event a quorum is not present at the Annual Meeting, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such item(s) of business to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
Very truly yours,
/s/ William Renahan WILLIAM RENAHAN Secretary Duff & Phelps Select Energy MLP Fund Inc. Virtus Global Dividend & Income Fund Inc. Virtus Global Multi-Sector Income Fund Virtus Total Return Fund Inc.
April 17, 2018

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope Please detach at perforation before mailing. PROXY CARD VIRTUS TOTAL RETURN FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2018 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints George R. Aylward, William Renahan and Kevin J. Carr, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at 1540 Broadway, 8th Floor, New York, NY 10036 on May 22, 2018 at 9:30 a.m., Eastern Time, and at any and all adjournments thereof  (the “Meeting”), to vote all shares of Virtus Total Return Fund Inc., which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Directors of Virtus Total Return Fund Inc. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may notbe submitted via this method. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. ZF1_29737_040318

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held on May 22, 2018 The Proxy Statement is available at: https://www.proxy-direct.com/vir-29737 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X + A Proposals The Board of Directors recommends a vote “FOR” the following nominees in proposals 1e and 1f. 1e. Election of Director (Class I): FOR WITHHOLD 01. James M. Oates 1f. Election of Director (Class I): FOR WITHHOLD 01. James B. Rogers, Jr. 2. Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / 608999900109999999999 xxxxxxxxxxxxxx SF1 29737 M xxxxxxxx +